Finance Expenses	12 Months Ended
Dec. 31, 2020
Finance Expenses
Finance Expenses

23. FINANCE EXPENSES

Finance expenses consist of the following:

	2020	2019
	$	$
Interest expense - convertible debentures	1,222	-
Interest expense - other	759	71
Rehabilitation provision - accretion	61	26
Post-retirement benefits - accretion	40	62
Gain on change in fair value of purchase warrant liabilities	-	(335)
Unrealized loss (gain) on currency hedges	426	(119)
Finance expense (income), net	2,508	(295)